                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2002 DISTRIBUTION REPORT

SERIES:  amac 2001-1                                   WEIGHTED AVERAGE PC RATE:    6.82794%
POOL NUMBER:  Group 1 = 1726
____________________________________________________________________________________________

ISSUE DATE:  04/30/2001
CERTIFICATE BALANCE AT ISSUE:    $237,316,463.23

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     367                         $146,532,874.97
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $119,027.45
Unscheduled Principal Collection/Reversals                            $17,403.55
Liquidations-in-full                                      24       $9,659,027.37
Net principal Distributed                                          $9,795,458.37     ($9,795,458.37)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        343                         $136,737,416.60

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $921,830.68

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $87,031.36

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $10,630,257.69

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             02/2002 DISTRIBUTION REPORT

SERIES:  amac 2001-1                                   WEIGHTED AVERAGE PC RATE:    6.82794%
POOL NUMBER:  Group 1 = 1726
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $9,795,458.37       $834,799.32             $0.00       $834,799.32             $0.00    $10,630,257.69

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   13      $5,274,321.08         2        $742,643.51         3        $921,149.06

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    2        $631,658.36         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class M, B1, B2, B3, B4, B5
Certificates immediately after the principal and interest distribution on
02/25/2002 are as follows:

                Class       Class Principal Balance
                M                  $4,238,723.92
                B1                 $2,354,934.82
                B2                 $1,059,680.98
                B3                   $706,520.14
                B4                   $470,947.29
                B5                   $588,792.13
                              __________________
                Total              $9,419,599.28
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of January 31, 2002):

SERIES:  2001-1                 POOL NUMBER:  Group 1 = 1726

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $136,737,416.60**        $6,306,455.29***        $5,274,321.08***
Number:                          557                     16                      13
% of Pool:                    100.00%                  4.61%                   3.86%
(Dollars)
% of Pool:                    100.00%                  2.87%                   2.33%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $742,643.51***          $289,490.70***                $0.00***
Number:                           2                       1                       0
% of Pool:                    0.54%                    0.21%                   0.00%
(Dollars)
% of Pool:                    0.36%                    0.18%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all February 01, 2002 scheduled payments and January 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
January 31, 2002.

Trading Factor, calculated as of distribution date : 0.57618176.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including February 01, 2002, and unscheduled prepayments in months prior to February ) can be calculated.